 Exhibit 10.1

MAGNEGAS CORPORATION
Placement Agency Agreement
Common Stock, Preferred Stock, and Warrants

October 21, 2014

Northland Securities, Inc.

45 South Seventh Street, Suite 2000

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

MagneGas Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this Placement Agency Agreement (this “Agreement”) and the Stock Purchase Agreement in the form of Exhibit A attached hereto (the “Stock Purchase Agreement”) entered into with the investors identified therein (each, an “Investor” and collectively, the “Investors”), to issue and sell up to an aggregate of $5,000,000 of (i) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Common Shares”), (ii) shares of the Company’s Series D-1 Convertible Preferred Stock, par value $0.001 per share (the “D-1 Preferred Stock”) (the “Public Preferred Shares” and together with the Common Shares, the “Public Shares”), which are convertible into shares of Common Stock (the “Public Conversion Shares”), (iii) shares of the Company’s Series D-2 Convertible Preferred Stock, par value $0.001 per share (the “D-2 Preferred Stock” and together with the D-1 Preferred Stock, the “Preferred Stock”) (the “Private Preferred Shares”), which are convertible into shares of Common Stock (the “Private Conversion Shares”) and (iv) warrants (the “Warrants”), which are exercisable for shares of the Common Stock (the “Warrant Shares” and together with the Public Shares, the Private Preferred Shares, the Public Conversion Shares, and Private Conversion Shares and the Warrants, the “Securities”). The Company hereby confirms its agreement with Northland Securities, Inc. (the “Placement Agent”) as set forth below. The Public Shares are more fully described in the Prospectus (as defined below).

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (file number 333-188661), including a prospectus, relating to the Public Shares, which registration statement and prospectus incorporate or are deemed to incorporate by reference documents that the Company has filed, or will file, with the Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The registration statement as amended at the time it became or becomes effective for purposes of Section 11 of the Securities Act, including the documents filed as part thereof and information contained or incorporated by reference in the prospectus or otherwise deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company files an abbreviated registration statement to register additional shares of Common Stock or Preferred Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission a final prospectus supplement (in the form first used to confirm sales of the Shares, the “Prospectus Supplement”) pursuant to Rule 424 under the Securities Act. The term “Base Prospectus” means the prospectus dated May 17, 2013, relating to the Public Shares, in the form in which it has most recently been filed with the Commission as part of the Registration Statement on or prior to the date of this Agreement. The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement. The term “Preliminary Prospectus” means any preliminary form of Prospectus.

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For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “Time of Sale Prospectus” means the Base Prospectus and the Preliminary Prospectus, and other information conveyed to Investors at or prior to the Time of Sale as set forth in Schedule I hereto; “Time of Sale” means the time the Shares are sold to the Investors on the date of the Stock Purchase Agreement for the Shares; and “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act. As used herein, the terms “Registration Statement,” “Base Prospectus,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, deemed to be incorporated by reference therein, including, unless the context otherwise requires, the documents, if any, filed as exhibits to such incorporated documents. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any Preliminary Prospectus, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference therein.

1.            Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to the terms and conditions set forth in this Agreement:

(a)          The Company hereby engages the Placement Agent, as the exclusive agent of the Company, to, on a reasonable best efforts basis, solicit offers to purchase Securities from the Company on the terms and subject to the conditions set forth in the Stock Purchase Agreement and Prospectus (as defined below). The Placement Agent shall use reasonable best efforts to assist the Company in obtaining performance by each Investor whose offer to purchase the Securities was solicited by such Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason. In connection with its reasonable best efforts to solicit offers to purchase the Securities, the Placement Agent shall only communicate information regarding the Company to potential purchasers of the Securities that is consistent with the information contained in the Prospectus. Under no circumstances will the Placement Agent or any of its affiliates be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent has no authority to bind the Company with respect to any prospective offer to purchase Securities, and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part.

(b)          As compensation for services rendered by the Placement Agent hereunder, on the Closing Date (as defined below), the Company shall pay or cause to be paid to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to 7.0% of the gross proceeds received by the Company from the sale of the Securities to Investors (the “Agency Fees”). Such amount may be deducted from the payment made by the Investor(s) to the Company and paid directly to the Placement Agent on the Closing Date. In addition, for the consideration of $100 at the Closing Date, the Company will sell to the Placement Agent, a warrant to purchase shares of the Common Stock in an amount equal to (i) 5.0% of the Common Shares and the Public Conversion Shares plus (ii) 5.0% of the Private Conversion Shares (the “Agent Warrants”). The Agent Warrants will be in the form attached hereto as Exhibit C.

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(c)          (i)The Common Shares are being sold to the Investors at a price of $1.00 per share as set forth in the Prospectus (defined below); (ii) the Public Preferred Shares are being sold to the Investors at a price of $1,000 per share as set forth in the Prospectus (defined below); and (iii) the Private Preferred Shares and Warrants are being sold together to the Investors at a price of $1,000 per share of the Private Preferred Shares (together, the “Purchase Price”). The purchases of Securities by the Investors shall be evidenced by the execution of the Stock Purchase Agreement by each of the parties thereto in the form attached hereto as Exhibit A.

(d)          Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase shares of the Common Stock (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof or are granted in the ordinary course to directors, officers or employees of the Company under the Company’s equity incentive plans) or Preferred Stock otherwise than through the Placement Agent in accordance herewith or any other agreements with the Placement Agent.

(e)          No Securities which the Company has agreed to sell pursuant to this Agreement and the Stock Purchase Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Securities shall have been delivered to the Investor purchasing such Securities against payment therefor by such Investor. If the Company shall default in its obligations to deliver Securities to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of the default by the Company in accordance with the procedures set forth in Section 6(c) hereof.

(f)          Payment of the purchase price for, and delivery of the Securities shall be made at a closing (the “Closing”) at the location, time and date as the Placement Agent and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act (such date of payment and delivery being herein referred to as the “Closing Date”). Unless otherwise specified in the Stock Purchase Agreement, the Securities will be settled through the facilities of The Depository Trust Company’s DWAC system. Subject to the terms hereof, payment of the purchase price for the Securities shall be made to the Company in the manner set forth below by Federal Funds wire transfer, against delivery of the Securities to such persons and shall be registered in the name or names and shall be in such denominations as the Placement Agent may request at least one business day before the Closing Date. Payment of the purchase price for the Securities to be purchased by Investors shall be made by such Investors directly to the Company. Subject to the terms and conditions hereof, on the Closing Date, the Company shall pay to Placement Agent the amount of expenses for which the Placement Agent is entitled to reimbursement pursuant hereto. At least one day prior to the Closing Date, the Placement Agent shall submit to the Company its bona fide estimate of the amount of expenses for which it is entitled to reimbursement pursuant hereto. As soon as reasonably practicable after the Closing Date, the Placement Agent shall submit to the Company its expense reimbursement invoice and the Company or the Placement Agent, as applicable, shall make any necessary reconciling payment(s) within 10 days of receipt of such invoices.

2.            Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent as of the date hereof and as of the Closing Date, and agrees with the Placement Agent, as follows:

(a)          The Registration Statement has become effective under the Securities Act; and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The shares of Common Stock and Preferred Stock outstanding prior to the issuance of the Securities to be sold by the Company have been duly authorized, are validly issued, fully paid and non assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights. All prior offers and sales of securities by the Company were made in compliance in all material respects with the Securities Act and all other applicable laws and regulations.

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(b)          The Base Prospectus and any Preliminary Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 430B(a) or 430A(b)).

(c)          (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement, as of the date hereof, does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Public Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Public Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including without limitation Rule 415(a)(5)); (v) at no time during the period that begins on May 17, 2013 and ends immediately prior to the execution of this Agreement did the Base Prospectus or any Preliminary Prospectus contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) the Time of Sale Prospectus does not, and at the Time of Sale and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vii) each free writing prospectus, if any, does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus; (viii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ix) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424 and at the Closing Date, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 2(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, any Preliminary Prospectus, any free writing prospectus, any road show or the Prospectus or any amendments or supplements thereto based upon information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein, it being agreed that the only information furnished by the Placement Agent to the Company expressly for use therein is the “Placement Agent’s Information” described in Section 7 below.

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(d)          Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Public Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Public Shares.and the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses; and the Company has not made and will not make any offer relating to the Public Shares that would constitute a free writing prospectus, ; and, to the Company’s knowledge, no free writing prospectus prepared by or on behalf of or used by any Placement Agent contains any “issuer information” within the meaning of Rule 433(h)(2) under the Securities Act.

(e)          The Company was, at the time the Registration Statement was initially filed and when it became effective, and is, eligible to use Form S-3 to register the offering of the Public Shares contemplated hereby. The Company was an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Public Shares contemplated by the Registration Statement. The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

(f)          Shares of Common Stock are (and the Common Shares, the Public Conversion Shares, the Private Conversion Shares, the Warrant Shares, and the Agent Warrant Shares (as defined below) will be) listed for quotation and admitted for trading on the NASDAQ Capital Market (“NASDAQ”), and the Company has not received any notice from NASDAQ regarding the delisting of such shares from NASDAQ (except for such notices as have been fully resolved). Notice of issuance of the Public Shares has been duly submitted to NASDAQ. To the Company’s knowledge, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority (“FINRA”) and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

(g)          All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the closing of the offering contemplated hereby (the “Closing”), the Company will have the requisite corporate power to issue and sell the Securities, the Agent Warrants, and the Common Stock issuable upon the exercise of the Agent Warrants (the “Agent Warrant Shares”). This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Agent, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles or to the extent the indemnification and contribution provisions may be limited by applicable federal or state securities laws.

(h)          The execution, delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company in the offering contemplated hereby, the issuance of the Agent Warrants, the issuance of the Agent Warrant Shares, and the consummation of the actions contemplated by this Agreement (which for all purposes herein shall include the offering contemplated hereby, the sale of the Agent Warrants and the issuance of the Agent Warrant Shares) will not (a) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company’s or its subsidiaries certificate of incorporation or bylaws (or similar governing documents) as in effect on the date hereof or the date of the Closing (the “Closing Date”); (ii) any provision of any judgment, arbitration ruling, decree or order to which either of the Company or its subsidiaries are a party or by which any of them is bound; (iii) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company or its subsidiaries are a party or by which any of them or their respective properties are bound; or (iv) any statute, rule, law or governmental regulation applicable to the Company or its subsidiaries; or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or its subsidiaries or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or its subsidiaries are a party or by which either of them is bound or to which any of the property or assets of the Company or its subsidiaries are subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of this Agreement by the Company and the valid issuance or sale of the Securities by the Company pursuant to this Agreement, other than such as have been made or obtained and that remain in full force and effect.

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(i)          The form of certificate of incorporation and bylaws of the Company attached as an exhibit to the Company’s filings with the Securities and Exchange Commission (the “SEC”), are true, correct and complete copies of the certificate of incorporation and bylaws of the Company, as in effect on the date hereof.

(j)          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, as presently proposed to be conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the Company’s and its subsidiaries’ business, financial condition, properties, operations, prospects or assets or its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

(k)          The consolidated financial statements contained in each report, registration statement and definitive proxy statement filed by the Company with the SEC (all documents filed with the SEC, the “Company SEC Documents”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) the information contained therein as of the respective dates thereof was accurate and complete and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; (iii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations, cash flows and the changes in stockholders’ equity of the Company and its subsidiaries for the periods covered thereby. Except as set forth in the financial statements included in the Company SEC Documents, neither the Company nor its subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to June 30, 2014, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to June 30, 2014, are not, in the aggregate, material to the financial condition or operating results of the Company and its subsidiaries, taken as a whole. The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, have been prepared in compliance with the requirements of the Securities Act and Exchange Act; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Time of Sale Prospectus and the Prospectus or in documents incorporated therein by reference, other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice; and all disclosures contained or incorporated by reference in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(l)          All statistical or market-related data included or incorporated by reference in the Time of Sale Prospectus, the Prospectus and any free writing prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus and any free writing prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(m)          The authorized capital stock of the Company consists of (i) 90,000,000 shares of Common Stock, of which (A) 33,581,757 shares were issued and outstanding as of the date of this Agreement, and (B) 11,459,675 were reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities as of the date of this Agreement; and (ii) 10,000,000 shares of preferred stock, 1,000,000of which were issued and outstanding as of the date of this Agreement, and none are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities, and, except as disclosed in the Company SEC Documents, have been issued and sold in compliance with the registration requirements of federal and state securities laws or the applicable statutes of limitation have expired. Except as set forth in the Stock Purchase Agreement or in the Company SEC Documents, there are no (i) outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or its subsidiaries is a party and relating to the issuance or sale of any capital stock or convertible or exchangeable security of the Company or its subsidiaries; or (ii) obligations of the Company to purchase redeem or otherwise acquire any of its outstanding capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. There are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities.

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(n)          Except as set forth in the Company SEC Documents, the Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity (each a “subsidiary”). The Company’s subsidiaries are duly incorporated or organized, validly existing and in good standing under the laws of their jurisdiction of incorporation or organization and have all requisite power and authority to carry on their business as now conducted. Such subsidiaries are duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on their respective business or properties. All of the outstanding capital stock or other voting securities of such subsidiaries are owned by the Company, directly or indirectly, free and clear of any liens, claims, or encumbrances.

(o)          The Public Shares, the Private Preferred Shares, the Warrants, and the Agent Warrants are duly authorized and, when issued, sold, delivered and paid for in accordance with the terms of the Stock Purchase Agreement, such securities will be duly and validly authorized and issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein. The issuance, sale and delivery of the Securities in accordance with the terms hereof or of the Stock Purchase Agreement or the Agent Warrants (as the case may be) will not be subject to preemptive rights of stockholders of the Company. The Agent Warrant Shares, the Warrant Shares, the Public Conversion Shares and the Private Conversion Shares have been duly reserved for issuance upon exercise of the Agent Warrants, the Warrants, the Public Preferred Shares and the Private Preferred Shares, respectively.

(p)          The issuance of the Agent Warrants and the Agent Warrant Shares upon exercise of the Agent Warrants (assuming no change in applicable law prior to the date the Agent Warrant Shares are issued), are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the “Securities Act”) and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Agent Warrants. Upon the exercise of the Agent Warrants pursuant to their terms, the Agent Warrant Shares will be listed on the Nasdaq Stock Market (the “Principal Market”). Other than the Company SEC Documents, the Company has not distributed and will not distribute prior to the Closing any offering material in connection with the offering and sale of the Securities, unless such offering materials are provided to the Agent prior to or simultaneously with such delivery to the offerees of the Securities.

(q)          Except as set forth in the Company SEC Documents, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company or its subsidiaries that (a) if adversely determined would reasonably be expected to have a Material Adverse Effect on the Company or its subsidiaries or (b) would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into such Agreement and perform its obligations hereunder. Neither the Company nor its subsidiaries are subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body.

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(r)          No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreements.

(s)          Except for any fees payable to the Agent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

(t)          Neither the Company nor its subsidiaries are in violation of its certificate of incorporation or bylaws (or similar governing documents). Neither the Company nor its subsidiaries have been advised or have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect. Each of the Company and its subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect.

(u)          Except as disclosed in the Company SEC Documents, since June 30, 2014, there has not been any change that has had a Material Adverse Effect. Since June 30, 2014, the Company has not declared or paid any dividend or distribution on its capital stock.

(v)         Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the Company SEC Documents that are material to the Company or its subsidiaries and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts. Neither the Company nor its subsidiaries has any contracts or agreements that would constitute a material contract as such term is defined in Item 601(b)(10) of Regulation S-K, except for such contracts or agreements that are filed as exhibits to or described in the Company SEC Documents.

(w)         Intellectual Property.

(i)          The Company has ownership or license or legal right to use all patents, copyrights, trade secrets, know-how, trademarks, trade names, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company or its subsidiaries (collectively “Intellectual Property”). All of such patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.

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(ii)         The Company believes it has taken all reasonable steps required in accordance with sound business practice and business judgment to establish and preserve its and its subsidiaries’ ownership of all material Intellectual Property with respect to their products and technology. To the knowledge of the Company, there is no infringement of the Intellectual Property by any third party.

(iii)        To the knowledge of the Company, the present business, activities and products of the Company and its subsidiaries do not infringe any intellectual property of any other person. No proceeding charging the Company or its subsidiaries with infringement of any adversely held Intellectual Property has been filed and the Company is unaware of any facts which are reasonably likely to form a basis for any such proceeding.

(iv)        No proceedings have been instituted or pending or, to the knowledge of the Company, threatened, which challenge the rights of the Company or its subsidiaries to the use of the Intellectual Property. The Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part. There is no pending or, to the knowledge of the Company, threatened proceeding by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which are reasonably likely to form a basis for any such claim. Each of the Company and its subsidiaries has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted. Neither the Company nor its subsidiaries is making unauthorized use of any confidential information or trade secrets of any person.

(v)         The activities of any of the employees on behalf of the Company or of its subsidiaries do not violate any agreements or arrangements between such employees and third parties are related to confidential information or trade secrets of third parties or that restrict any such employee’s engagement in business activity of any nature. Each former and current employee or consultant of the Company or its subsidiaries is a party to a written contract with the Company or its subsidiaries that assigns to the Company or its subsidiaries all rights to all inventions, improvements, discoveries and information relating to the Company or its subsidiaries, except for any failure to so do as would not reasonably be expected to result in a Material Adverse Effect.

(vi)        All licenses or other agreements under which (i) the Company or its subsidiaries employs rights in Intellectual Property, or (ii) the Company or its subsidiaries has granted rights to others in Intellectual Property owned or licensed by the Company or its subsidiaries are in full force and effect, and there is no default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such subsidiary) by the Company or its subsidiaries with respect thereto.

(w)          The Company has taken no action designed to, or likely to have the effect of, terminating the listing of the Common Stock (including the Common Shares, the Warrant Shares, the Public Conversion Shares, the Private Conversion Shares and the Agent Warrant Shares) on the Principal Market. The Company is and on the Closing Date will be in compliance with all of the then-applicable requirements for continued listing of the Common Stock on the Principal Market.

(x)          DKM Certified Public Accountants, Inc., who expressed its opinion with respect to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

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(y)          The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company and its subsidiaries have no knowledge of a tax deficiency which has been or might be asserted or threatened against it by any taxing jurisdiction, other than any deficiency which the Company or its subsidiaries are contesting in good faith and with respect to which adequate reserves for payment have been established.

(z)          The Company and its subsidiaries maintain and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes are adequate for its and its subsidiaries’ business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

(aa)         On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Securities and the Agent Warrants will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

(bb)         The Company (including its subsidiaries) is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by the Stock Purchase Agreement.

(cc)         To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates (including, without limitation, its subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) (assuming the Company’s Common Stock and Preferred Stock was registered under the Exchange Act) other than those transactions that have already been so disclosed.

(dd)         The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company and its subsidiaries.

(ee)         The Company and its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company or its subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within those entities particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of the period covered by the Company’s most recent annual or quarterly report filed with the SEC.

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Except as described in the Company SEC Documents, the Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company and its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files with or submits to the SEC is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as described in the Company SEC Documents, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s or its subsidiaries’ ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s or its subsidiaries’ internal controls.

Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s or its subsidiaries’ internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

Except as described in the Company SEC Documents, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K), or any other relationships with unconsolidated entities (in which the Company or its control persons have an equity interest) that may have a material current or future effect on the Company’s or its subsidiaries’ financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

To the knowledge of the Company, except as described in the Company SEC Documents, the board of directors has not been informed, nor is any director of the Company aware, of (1) any significant deficiencies in the design or operation of the internal controls of the Company or its subsidiaries which could adversely affect the Company’s or its subsidiaries’ ability to record, process, summarize and report financial data or any material weakness in the Company’s or its subsidiaries’ internal controls; or (2) any fraud, whether or not material, that involves management or other employees of the Company or its subsidiaries who have a significant role in the Company’s or its subsidiaries’ internal controls.

(ff)         Each of the Company, its subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws:  (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other law, rule or regulation of similar purposes and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the  foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.  Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iii) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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(gg)         The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(hh)         Neither the Company nor its subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of Regulation D under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ii)         Each of the Company and its subsidiaries (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

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(jj)         None of the Company, its subsidiaries or any executive officer of the Company (as defined in Rule 501(f) of Regulation D under the Securities Act) has taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock or Preferred Stock to facilitate the sale or resale of the Securities. The Company confirms that, to its knowledge, with the exception of the proposed sale of Securities contemplated in the Stock Purchase Agreement (as to which the Company makes no representation), neither it nor any other person acting on its behalf has provided any of the Potential Investors or their agent or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Potential Investors shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Potential Investors regarding the Company, its business and the transactions contemplated by the Stock Purchase Agreement, including the exhibits to the Stock Purchase Agreement and the Company SEC Documents, furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) made by the Company or any of its officers or directors contained in any Company SEC Document or made available to the public generally since January 1, 2012, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Statistical, industry-related and market-related data included in the Company SEC Documents are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate in all material respects.

(kk)         The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Potential Investor as a result of the transactions contemplated by the Stock Purchase Agreement, including, without limitation, the Company’s issuance of the Securities and any Potential Investor’s ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or Preferred Stock or a change in control of the Company.

(ll)         There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Public Shares registered pursuant to the Registration Statement.

(mm)         Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company (a “material adverse change”), or any development involving a prospective material adverse change, in the assets, business, condition (financial or otherwise), management, operations or earnings of the Company; (ii) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice; (iii) the Company has not purchased any of its outstanding capital stock (except in connection with the payment of the exercise price of, or withholding taxes for, awards under the Company’s equity incentive plans), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

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(nn)         The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it that is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(oo)         The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect.

(pp)         Neither the Company nor any of its directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(qq)         Except as described in the Company SEC Documents, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The description of the Company’s stock option, stock bonus and other stock plans or arrangements (the “Company Stock Plans”), and the options (the “Options”) or other rights granted thereunder, set forth in the Company SEC Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Each grant of an Option (A) was duly authorized no later than the date on which the grant of such Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (B) was made in accordance with the terms of the applicable Company Stock Plan, and all applicable laws and regulatory rules or requirements, including all applicable federal securities laws.

2A.         The Company covenants and agrees as follows:

(a)          On the Closing Date, the Company will permit the Placement Agent to rely on any representations and warranties made by the Company to the Investors and will cause its counsel to permit the Placement Agent to rely upon any opinion furnished to the Investors.

(b)          The Company will comply with all of its obligations and covenants set forth in its agreements with the Investors. The Company will promptly deliver to the Placement Agent and its counsel copies of any and all filings with the SEC and each amendment or supplement thereto, as well as all prospectuses and free writing prospectuses, prior to the closing of the offering and six months thereafter (if they are not filed on EDGAR). The Placement Agent is authorized on behalf of the Company to use and distribute copies of any documents provided to the Placement Agent or Investors in connection with the offering, including Company SEC Documents in connection with the sale of the Securities as, and to the extent, permitted by federal and applicable state securities laws.

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(c)          Neither the Company nor any of its affiliates has distributed, and none of them will distribute, any prospectus or other offering material in connection with the sale of the Securities other than any materials permitted by the Securities Act to be distributed by the Company.

(d)          The Company will apply the net proceeds from the sale of the Public Shares substantially in the manner set forth in the Prospectus.

(e)          The Company will make available to the Placement Agent on a confidential basis all information concerning the business, assets, operations and financial condition of the Company, which the Placement Agent reasonably requests in connection with the performance of its obligations hereunder and the due diligence investigation deemed appropriate by the Placement Agent. The Company shall make members of management and other employees available to the Placement Agent for purposes of satisfying such parties’ due diligence requirements, and shall commit such time and other resources as are necessary or appropriate to secure reasonable and timely success of a transaction. The Company shall inform the Placement Agent of any material events or developments concerning prospective material events that may come to the attention of the Company at any point prior to the Closing Date. The Placement Agent will be relying, without independent verification, on the accuracy and completeness of all financial and other information that is and will be furnished to it by the Company.

(f)          On the Closing Date, the Company shall deliver to the Placement Agent a certificate duly executed by an officer of the Company, stating on behalf of the Company that the representations and warranties contained in this Agreement are true and correct in all material respects as of the Closing Date as if they had been made on and as of said date and that the Company has performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and that the Company SEC Documents, as of the Closing Date, contain all material statements that are required to be made therein, do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. On the Closing Date, the Company will also deliver to the Placement Agent any additional documents or instruments reasonably requested by the Placement Agent.

(g)          If in connection with the offering, the Placement Agent determines that they or the Company would be required to make a filing with FINRA, the Company will do the following:

(i)          The Company will cooperate with the Placement Agent with respect to all FINRA filings that the Company or the Placement Agent may be required to make and provide all information and documentation necessary to make the filings in a timely manner.

(ii)         The Company will pay all expenses related to all FINRA filings that the Company or Placement Agent may be required to make, including, but not limited to, all printing costs related to all documents required or that the Placement Agent may reasonably deem necessary, to comply with FINRA rules; any FINRA filing fees; postage and express charges; and all other expenses incurred in making the FINRA filings.

(iii)        The Company agrees and understands that this Agreement in no way constitute a guarantee that the offering will be successful. Management acknowledges that the Company is ultimately responsible for the successful completion of a transaction.

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3.          The Company hereby agrees to register or permit the continuance of sales and/or dealings in the shares underlying the Agent Warrants on the same terms as those set forth in the that certain Registration Rights Agreement to be entered into with the purchasers of the Company’s securities in a private placement to be conducted concurrently with the offering contemplated hereby.

4.            Covenants. The Company covenants and agrees with the Placement Agent as follows:

(a)          To furnish to the Placement Agent, without charge, upon request, two signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Placement Agent a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Placement Agent in Minneapolis, Minnesota, without charge, prior to 10:00 a.m. Central Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 3(f) or 3(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Placement Agent may request.

(b)          Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Placement Agent a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Placement Agent objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)          To furnish to the Placement Agent a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Placement Agent objects.

(d)          Not to take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agent that the Placement Agent otherwise would not have been required to file thereunder.

(e)          To advise the Placement Agent promptly of any request by the Commission for amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any free writing prospectus, any Prospectus Supplement or any Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and if the Commission should enter such a stop order, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(f)          If the Time of Sale Prospectus is being used to solicit offers to buy the Public Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agent and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

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(g)          If, during such period after the first date of the public offering of the Public Shares as in the opinion of counsel for the Placement Agent the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with the sales contemplated by this Agreement and the Stock Purchase Agreement, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agent, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(h)          If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Public Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise the Placement Agent promptly and, if requested by the Placement Agent, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(i)          If, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Public Shares, the Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify the Placement Agent, (ii) promptly file with the Commission a new registration statement under the Securities Act, relating to the Public Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act and shall be in a form satisfactory to the Placement Agent, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify the Placement Agent of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Public Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any.

(j)          If the third anniversary of the initial effective date of the Registration Statement occurs before all the Public Shares have been sold as contemplated in this Agreement and the Stock Purchase Agreement, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Public Shares to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

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(k)          To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Public Shares.

(l)          Promptly to furnish such information or to take such action as the Placement Agent may reasonably request and otherwise to qualify the Public Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Placement Agent shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Public Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Public Shares); and to promptly advise the Placement Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Public Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(m)          To make generally available to the Company’s security holders and to the Placement Agent as soon as practicable an earning statement covering a period of at least twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(n)          To use its best efforts to cause the Common Shares (and upon exercise of the Warrants, the Public Preferred Shares, the Private Preferred Shares and Agent Warrants, the Public Conversion Shares, the Private Conversion Shares, the Warrant Shares and Agent Warrant Shares, respectively) to be listed on the Principal Market (to the extent such shares are not so listed) and to maintain the listing of the Common Stock, including such shares, on the Principal Market.

(o)          During the period beginning on the date of this Agreement and continuing to and including 90 days after the date of the Prospectus, and without the prior written consent of the Placement Agent, not to (i) issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or Preferred Stock or any securities convertible into or exercisable or exchangeable for Common Stock or Preferred Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or Preferred Stock, whether such transaction described in clause (i) or (ii) above is to be settled by delivery of the Common Stock, Preferred Stock or such other securities, in cash or otherwise, (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock, Preferred Stock or any securities convertible into or exercisable or exchangeable for Common Stock or Preferred Stock, or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii). The restrictions contained in the preceding sentence shall not apply to (i) the Securities to be sold hereunder, (ii) the grant of awards pursuant to the Company’s equity incentive plans under the terms of such plans in effect on the date hereof, provided that any such awards are granted at fair market value and in amounts and with exercise terms consistent with the Company’s past practice, or the sale of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans (or the filing of a registration statement on Form S-8 to register shares of Common Stock issuable under such plans), (iii) the issuance by the Company of shares of Common Stock or Preferred Stock upon the exercise of, or the vesting or conversion of, a security outstanding on the date of this Agreement which is disclosed in the Registration Statement or of which the Placement Agent has been advised in writing, (iv) the issuance by the Company of any such securities required pursuant to agreements providing for anti-dilution or other stock purchase or share issuance rights existing on the date of this Agreement, or (v) the issuance by the Company of any such securities as in-kind consideration as required pursuant to any agreement relating to any technology license, strategic alliance or joint venture. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agent waives, in writing, such extension; provided, that such extension of the 90-day period shall not apply if, (x) the Company’s securities are “actively-traded securities” as defined in Rule 101(c)(1) of Regulation M under the Exchange Act and (y) the Company meets the applicable requirements of Rule 139 under the Securities Act in the manner contemplated by NASD Rule 2711(f)(4) of the FINRA Manual. The Company shall promptly notify the Placement Agent of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

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(p)          To prepare, if the Placement Agent so requests, a final term sheet relating to the offering of the Public Shares, containing only information that describes the final terms of the Public Shares or the offering in a form consented to by the Placement Agent, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Public Shares.

(q)          To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(r)          Not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Public Shares.

(s)          Not, at any time at or after the execution of this Agreement, to offer or sell any Public Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Public Shares, in each case other than the Time of Sale Prospectus or the Prospectus.

(t)          To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(u)          Neither the Company nor any of its affiliates has distributed, and none of them will distribute, any prospectus or other offering material in connection with the sale of the Private Preferred Shares and Warrants, other than any materials permitted by the Securities Act to be distributed by the Company.

(v)         The Company will make available to the Agent on a confidential basis all information concerning the business, assets, operations and financial condition of the Company, which the Agent reasonably requests in connection with the performance of its obligations hereunder and the due diligence investigation deemed appropriate by the Agent. The Company shall make members of management and other employees available to the Agent and Potential Investors for purposes of satisfying such parties’ due diligence requirements and consummating the Private Placement, and shall commit such time and other resources as are necessary or appropriate to secure reasonable and timely success of a transaction. The Company shall inform the Agent of any material events or developments concerning prospective material events that may come to the attention of the Company at any point prior to the Closing Date. The Agent will be relying, without independent verification, on the accuracy and completeness of all financial and other information that is and will be furnished to it by the Company.

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(w)          The Company represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission. The Company represents that it is an ineligible issuer as defined in Rule 405 of the Securities Act such that it is not permitted to make any offer relating to the Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission.

5.            Costs and Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or reimburse the Placement Agent all reasonable, actual and accountable expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including without limitation the reasonable legal fees and expenses of counsel to the Placement Agent and reasonable out-of-pocket accountable travel and related expenses, provided, however, such reimbursable costs and expenses shall not exceed $100,000.

6.            Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder is subject to the following conditions:

(a)          Filings with the Commission. Each issuer free writing prospectus as defined in Rule 433(h) under the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 3 hereof.

(b)          No Stop Orders. Prior to the Closing: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or any part thereof shall have been issued under the Securities Act and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, (ii) no order suspending the qualification or registration of the Public Shares under the securities or blue sky laws of any jurisdiction shall be in effect and (iii) all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. On or prior to the Closing Date, the Registration Statement or any amendment thereof or supplement thereto shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Time of Sale Prospectus, nor any Issuer Free Writing Prospectus nor the Prospectus nor any amendment thereof or supplement thereto shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

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(c)          Action Preventing Issuance. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(d)          Material Adverse Change. Subsequent to the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus, (i) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Time of Sale Prospectus, or (ii) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock or Preferred Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the conversion of convertible indebtedness or the exercise or vesting of options or restricted stock units under the Company’s equity incentive plans), or material change in the short-term debt or long-term debt of the Company (other than upon conversion of convertible indebtedness) or any material adverse change, in each case otherwise than as set forth in the Time of Sale Prospectus, the effect of which, in any such case described in clause (i) or (ii) of this subsection (d), is, in the reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(e)          Representations and Warranties. Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects when made and on and as of the Closing Date, as if made on such date (except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date), and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(f)          Opinions of Counsel to the Company. The Placement Agent shall have received, in each case in form and substance reasonably satisfactory to the Placement Agent and their counsel, (A) from Szaferman Lakind Blumstein & Blader, PC, counsel to the Company, such counsels’ written opinion substantially in the form attached as Exhibit D, addressed to the Placement Agent and the Investors and dated the Closing Date and a written statement (“Negative Assurances”), addressed to the Placement Agent and dated the Closing Date, (B) from the Company’s special intellectual property counsel to the Company, such counsels’ written opinions, addressed to the Placement Agent and dated the Closing Date.

(g)          Opinion of Counsel to the Placement Agent. The Placement Agent shall have received from Faegre Baker Daniels LLP, counsel for the Placement Agent, such opinion or opinions, dated the Closing Date, with respect to such matters as the Placement Agent may reasonably require, and the Company shall have furnished to such counsel such documents as it requests to enable it to pass upon such matters.

(h)          Accountant’s Comfort Letters. On the date of pricing of the offering contemplated hereby, the Placement Agent shall have received a letter dated the date hereof (the “Comfort Letters”), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent and its counsel, from DKM Certified Public Accountants, Inc., (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 and Statement of Auditing Standard No. 100 (or successor bulletins), in connection with registered public offerings.

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(i)          Bring-Down Letters. On the Closing Date, the Placement Agent shall have received from DKM Certified Public Accountants, Inc. a letter (the “Bring-Down Letter”), dated the Closing Date, addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent and their counsel, (i) confirming that they are or were, as applicable, independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and (ii) confirming in all material respects the conclusions and findings set forth in the Comfort Letter.

(j)          Officer’s Certificate. The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

(i)          each of the representations, warranties and agreements of the Company contained in this Agreement were true and correct when originally made and are true and correct in all material respects as of the Time of Sale and the Closing Date as if made on each such date (except that those representations and warranties that address matters only as of a particular date remain true and correct as of each such date); and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii)         there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Time of Sale Prospectus, any material adverse change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change except as set forth in the Prospectus;

(iii)        no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Public Shares for offering or sale, nor suspending or preventing the use of the Time of Sale Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued, and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall be pending or to its knowledge, threatened by the Commission or any state or regulatory body;

(iv)        the Registration Statement and each amendment thereto, at the Time of Sale and as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Time of Sale Prospectus, as of the Time of Sale and as of the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

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(v)         no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement, the Prospectus or the Time of Sale Prospectus in order to make the statements therein not untrue or misleading in any material respect.

(k)          NASDAQ Capital Market. The Common Shares shall have been listed and authorized for trading on the Principal Market.

(l)          No FINRA Objection. The Placement Agent shall not have received any unresolved objection from the FINRA as to the fairness and reasonableness of the amount of compensation allowable or payable to the Placement Agent in connection with the issuance and sale of the Securities.

(m)          Stock Purchase Agreement. The Company shall have entered into the Stock Purchase Agreement with the Investors, and such agreement shall be in full force and effect on the Closing Date.

(n)          Lock-Up Letters. The Placement Agent shall have received the written agreements, substantially in the form of Exhibit B hereto, of all of the executive officers and directors of the Company and their affiliates set forth on Schedule II.

(o)          Additional Documents. Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6 and Section 8 hereof shall at all times be effective and shall survive such termination.

7.            Indemnification and Contribution.

(a)          Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Placement Agent within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein or in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable under this Section 6(a) to the extent that such losses, claims, damages or liabilities are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with information relating to any Placement Agent furnished to the Company in writing by such Placement Agent expressly for use therein.

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(b)          Indemnification of the Company. The Placement Agent agrees to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with information relating to the Placement Agent furnished to the Company in writing expressly for use therein.

(c)          Notice and Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agent and all persons, if any, who control the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Placement Agent within the meaning of Rule 405 under the Securities Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Placement Agent and such control persons and affiliates of the Placement Agent, such firm shall be designated in writing by the Placement Agent. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

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(d)          Contribution. To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total commissions received by the Placement Agent bear to the aggregate price of the Securities. The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)          Allocation. The Company and the Placement Agent agrees that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by it in accordance with Section 1(b) less the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

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(f)          Representations and Agreements to Survive Delivery. The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person controlling the Placement Agent or any affiliate of the Placement Agent, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

8.            Information Furnished by Placement Agent. The Company acknowledges that the statements set forth in under the heading “Plan of Distribution” in the Prospectus (the “Placement Agent’s Information”) constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent as such information is referred to in Sections 2 and 6 hereof.

9.            Termination. The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if (i) prior to delivery and payment for the Securities (A) trading in securities generally shall have been suspended on or by the New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or in the over the counter market (each, a “Trading Market”), (B) trading in the Common Stock of the Company shall have been suspended on any exchange, in the over-the-counter market or by the Commission, or (C) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States, (ii) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Time of Sale Prospectus or incorporated by reference therein, there has been any material adverse effect, (iii) the Company shall have failed, refused or been unable to comply with the material terms or perform any material agreement or obligation of this Agreement or the Stock Purchase Agreement, other than by reason of a default by the Placement Agent, or (iv) any condition of the Placement Agent’s obligations hereunder is not fulfilled. This Agreement may be terminated by any party on or after December 31, 2014. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4, Section 6, and Section 12 hereof shall at all times be effective notwithstanding such termination.

10.          Notices. All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, and:

(a)          if to the Placement Agent, shall be delivered or sent by mail, telex or e-mail transmission as follows:

Northland Securities, Inc.

45 South Seventh Street, Suite 2000

Minneapolis, MN 55402

Attention: Shawn Messner

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with a copy (which shall not constitute notice) to:

Faegre Baker Daniels LLP

2200 Wells Fargo Center

Minneapolis, MN 55402-3901

Attention: Jonathan R. Zimmerman

Facsimile No.: (612) 766-1600

(b)          if to the Company shall be delivered or sent by mail, telex or facsimile transmission to:

MagneGas Corporation

150 Rainville Road

Tarpon Springs, FL 34689

Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Szaferman Lakind Blumstein & Blader, PC

101 Grovers Mill Road, Second Floor

Lawrenceville, NJ 08648

Attention: Gregg Jaclin

Facsimile No.: (609) 275-4511

Any such statements, requests, notices or agreements shall be effective only upon receipt. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.          Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company, and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(a) hereof and the indemnities of the Placement Agent shall also be for the benefit of the controlling persons, officers and directors referred to in Section 6(b) hereof.

12.          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

13.          No Fiduciary Relationship. The Company hereby acknowledges and agrees that:

(a)          No Other Relationship. The Placement Agent has been retained solely to act as the exclusive placement agent in connection with the offering of the Company’s securities. The Company further acknowledges that the Placement Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Placement Agent act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that the Placement Agent may undertake or has undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof, irrespective of whether the Placement Agent has advised or is advising the Company on other matters. The Placement Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.

Placement Agency Agreement	Page 28

(b)          Arm’s-Length Negotiations. The price of the Securities set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Investors, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.

(c)          Absence of Obligation to Disclose. The Company has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests or transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

(d)          Waiver. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim to any person asserting a fiduciary duty claim on behalf of the Company, including stockholders, employees or creditors of the Company.

14.         Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15.         Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

16.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart by facsimile or portable document format (.pdf) shall be effective as delivery of a manually executed counterpart thereof.

17.         Research Analyst Independence. The Company acknowledges that the Placement Agent’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that such Placement Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment banking division. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by the Placement Agent’s investment banking division. The Company acknowledges that the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 16 shall relieve any Placement Agent of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules or regulations.

Placement Agency Agreement	Page 29

18.         Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement with respect to the Company’s offering, issuance and sale of the Securities and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

19.         Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

20.         Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

[Signature page follows.]

Placement Agency Agreement	Page 30

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

MagneGas Corporation

By:
Name:

Title:

Accepted as of the date hereof

Northland Securities, Inc.

By:
Name:

Title:

Placement Agency Agreement	Signature Page

Schedules and Exhibits

Schedule I	Issuer Free Writing Prospectus

Schedule II	List of Directors, Officers for Lock-Up Letter

Exhibit A:	Stock Purchase Agreement

Exhibit B:	Form of Lock-Up Letter

Exhibit C	Form of Agent Warrants

Placement Agency Agreement	Schedules & Exhibits Index

Schedule I

Issuer Free Writing Prospectus

None.

Placement Agency Agreement	Schedule I

Schedule II

List of Directors, Officers, and other Holders For Lock-Up Letter

Clean Energy Tech*

Global Alpha, LLC*

Global Beta, LLC*

Carla Santilli*

Dr. Ruggero Santilli*

Ermanno Santilli

Luisa Ingargiola

Kevin Pollack

Christopher B. Huntington

RM Santilli Foundation*

William Staunton III

Robert Dingess

Joe Stone

* Subject to a 30 day lock-up period. The remainder on this list are subject to a 90 day lock-up period.

Placement Agency Agreement	Schedule II

Exhibit A

Form of Stock Purchase Agreement

[See Attached]

Placement Agency Agreement	1	Exhibit A

Exhibit B

Form of Lock Up Agreement

[See Attached]

2

____________________, 2014

Northland Securities, Inc.

45 South 7th Street, Suite 2000

Minneapolis, MN 55402

Dear Ladies and Gentlemen:

As an inducement to Northland Securities, Inc., the placement agent (the “Placement Agent”) to execute a placement agency agreement (the “Placement Agency Agreement”) pursuant to which the Placement Agent agrees to act as the Placement Agent for the offering and sale (the “Offering”) of common stock (the “Common Stock”), or any other securities of MagneGas Corporation and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Placement Agent during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Securities.

The initial Lock-Up Period will commence on the date of this Agreement and continue and include the date 90* days after the date of the Placement Agency Agreement, to which you are or expect to become parties; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the initial Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of such earnings results or material news, or the occurrence of such material event, as applicable, unless the Placement Agent, waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Placement Agency Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

*Certain individuals are subject to a 30-day lock-up period.

3

If the undersigned is an officer or director of the Company, (i) the Placement Agent agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Placement Agent will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Placement Agency Agreement to announce the impending release or waiver by issuing a press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Placement Agent hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer. The undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Common Stock that the undersigned may purchase in the offering.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) distributions of shares of Common Stock or any security convertible into or exercisable for Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, transfers to the beneficiary of such trust, (v) transfers by testate succession or intestate succession or (vi) pursuant to the Securities Purchase Agreement entered into between the Company and each investor in connection with this Offering; provided, in the case of clauses (i)-(v), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Placement Agent to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon request, the undersigned will execute and additional documents necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Placement Agent that it does not intend to proceed with the Offering, (ii) the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Company’s securities to be sold in the Offering, or (iii) the Offering is not completed by December 31, 2014.

4

The undersigned understands that the Placement Agent is entering into the Placement Agency Agreement and proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[remainder of page left blank intentionally – signature page follows]

5

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

Placement Agency Agreement	Exhibit B

Exhibit C

Form of Agent Warrants

[See Attached]

Placement Agency Agreement	Exhibit C

WARRANT

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

MAGNEGAS CORPORATION

WARRANT

Warrant No. _____	Original Issue Date: [_________], 2014

MAGNEGAS CORPORATION a Delaware corporation (the “Company”), hereby certifies that, for value received, Northland Securities, Inc. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of _______ shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time and from time to time from and after the Original Issue Date and through and including the date that is five years after the date of the final prospectus (the “Expiration Date”) relating to (i) a public offering of Common Stock and D-1 Preferred Stock (the “Offering”) and (ii) a private placement of D-2 Preferred Stock and Warrants by the Company and certain of its stockholders (the “Private Placement”, together with the Offering, the “Transactions”), and subject to the following terms and conditions:

1.          Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1. Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

“Closing Price” means, for any date of determination, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on such market; (ii) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (iii) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by the Company.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means $1.31, subject to adjustment in accordance with Section 9.

Placement Agency Agreement	1	Exhibit C

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant or its predecessor instrument.

“Purchase Agreement” means the Purchase Agreement, dated October 21, 2014, to which the Company and the original Holder are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in clauses (i), (ii) and (iii) hereof, then Trading Day shall mean any day, other than a Saturday or Sunday and other than a day that banks in the State of New York are generally authorized or required by applicable law to be closed.

“Trading Market” means whichever of the New York Stock Exchange, NYSE AMEX, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2.         Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.         Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.        Exercise and Duration of Warrants.

(a)          This Warrant shall be exercisable by the registered Holder in whole at any time and in part from time to time from the Original Issue Date through and including the Expiration Date. At 5:00 p.m., Eastern time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem any portion of this Warrant without the prior written consent of the affected Holder.

Placement Agency Agreement	2	Exhibit C

(b)          Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. By written notice to the Company, the Holder may waive the provisions of this Section 4(b) but any such waiver will not be effective until the 61st day after delivery of such notice, nor will any such waiver effect any other Holder.

Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant. This restriction may not be waived.

5.        Delivery of Warrant Shares.

(a)          To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant are being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder and the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by applicable law, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)          If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

(c)          If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

Placement Agency Agreement	3	Exhibit C

(d)          The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6.        Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.        Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.        Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

Placement Agency Agreement	4	Exhibit C

9.        Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the product obtained by multiplying the then-current Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)          Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c)       Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)          Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

Placement Agency Agreement	5	Exhibit C

(e)          Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

10.      Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)          Cash Exercise. The Holder may deliver immediately available funds; or

(b)          Cashless Exercise. The Holder may notify the Company in an Exercise Notice of its election to utilize a cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11.         No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Closing Price of one Warrant Share on the date of exercise.

12.         Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective if provided pursuant to the Purchase Agreement. In case any time: (1) the Company shall declare any cash dividend on its capital stock; (2) the Company shall pay any dividend payable in stock upon its capital stock or make any distribution to the holders of its capital stock; (3) the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give prompt written notice to the Holder. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

Placement Agency Agreement	6	Exhibit C

13.         Lock Up. In accordance with FINRA Rule 5110(g), this Warrant shall not be sold during the Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of this Warrant or the Warrant Shares, by any person for a period of 180 days immediately following the date of effectiveness or commencement of sales of the Offering, except as provided in paragraph (g)(2) of FINRA Rule 5110.

14.      Miscellaneous.

(a)          This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)          All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(c)          The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)          In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)          Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

[Remainder of page intentionally left blank, signature page follows]

Placement Agency Agreement	7	Exhibit C

In witness whereof, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MAGNEGAS CORPORATION

By:
Name:
Its:

Accepted and agreed:

NORTHLAND SECURITIES, INC.

By:
Name:
Its:

Placement Agency Agreement	8	Exhibit C

EXERCISE NOTICE

The undersigned Holder hereby irrevocably elects to purchase                    shares of Common Stock pursuant to the attached Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1) The undersigned Holder hereby exercises its right to purchase                     Warrant Shares pursuant to the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

                         “Cash Exercise” under Section 10

                         “Cashless Exercise” under Section 10

(3) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the Holder                      Warrant Shares in accordance with the terms of the Warrant.

Dated ______________ __, _____	Name of Holder:

(Print)

By:
Its:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Placement Agency Agreement	1	Exhibit C

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

Placement Agency Agreement	2	Exhibit C

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the attached Warrant to purchase               shares of Common Stock to which such Warrant relates and appoints                       attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: __________ __, _______

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Note: Address for Delivery may not be a P.O. box and must be a physical address where stock certificates may be delivered in connection with this purchase or any future stock issued through splits, warrant conversions or other circumstances. The delivery address may be a personal residence, or a broker dealer where the certificate would be deposited

Attest:

Placement Agency Agreement	3	Exhibit C

Exhibit D

Form of Legal Opinion

[See Attached]

Placement Agency Agreement	1	Exhibit D

FORM OF LEGAL OPINION

1.          The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals, that are required to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted (all as described in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2013). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification.

2.          The Company has the corporate power and authority to execute and deliver, and incur and perform all of its obligations under the Purchase Agreement and the Agency Agreement and to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus.

3.          As of the date hereof, the Company is authorized to issue 90,000,000 shares of Common Stock and 10,000,000 shares of its preferred stock. Immediately prior to the issuance of the Securities there are __________ shares of Common Stock outstanding which have been duly authorized and are validly issued, and non assessable, and, to our knowledge, are fully paid. The Company has issued options and warrants that upon exercise of same will result in the issuance of __________ shares (the “Conversion Shares”) of our common stock. Of the total number of Conversion Shares, __________ shares are represented by options which have been issued to employees, officers and directors and the remaining Conversion Shares, specifically __________ shares, will be issued upon exercise of rights granted by the issuance of warrants prior to the Closing. The Company’s authorized capitalization is as set forth in the Time of Sale Prospectus and the Prospectus and the capital stock of the Company conforms as to legal matters to the description therefor contained in the Time of Sale Prospectus and the Prospectus.

4.          The Common Shares, the Public Preferred Shares, the Private Preferred Shares, and the Warrants to be sold by the Company have been duly authorized and, when issued and delivered and paid for in accordance with the terms of the Purchase Agreement will be validly issued, fully paid and nonassessable, and the issuance of such shares will not be subject to any preemptive rights contained in the certificate of incorporation or bylaws of the Company, or, to our knowledge, any agreement or instrument binding upon the Company.

5.          The Warrant Shares, the Private Conversion Shares, and the Public Conversion Shares have been duly authorized for issuance and sale by the Company and, when executed, issued and delivered by the Company pursuant to the Purchase Agreement will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms.

6.          The Agent Warrants have been duly authorized for issuance and sale by the Company and, when executed, issued and delivered by the Company pursuant to the Placement Agency Agreement will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms.

Placement Agency Agreement	2	Exhibit D

7.          The Agent Warrant Shares, the Warrant Shares, the Public Conversion Shares and the Private Conversion Shares have been duly authorized and validly reserved for issuance upon exercise of the Agent Warrants, the Warrant, the Public Preferred Shares and the Private Preferred Shares, respectively, in a number sufficient to meet the current exercise requirements. Upon exercise of the Agent Warrants in accordance with their terms including the payment of same in accordance with the terms of the Agent Warrants, the Agent Warrant Shares issuable thereupon will be validly issued, fully paid and nonassessable. The issuance of such Agent Warrant Shares, Warrant Shares, Public Conversion Shares and Private Conversion Shares will not be subject to any preemptive rights contained in the certificate of incorporation or bylaws of the Company, or, to our knowledge, any preemptive or similar rights contained in any other agreement or instrument binding upon the Company.

8.          The Placement Agency Agreement and the Purchase Agreement have been duly authorized by all requisite corporate action, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

9.          Neither the execution or delivery by the Company of, nor the performance by the Company of its obligations under, the Placement Agency Agreement or the Purchase Agreement will (i) contravene the provision of any applicable law or any applicable rule or regulation of any governmental authority or regulatory body (other than state securities and “Blue Sky” laws, as to which we express no opinion) or the certificate of incorporation or bylaws of the Company, (ii) to our knowledge, result in a breach of or default under any agreement or other instrument binding upon the Company filed as an exhibit to the Registration Statement or any document incorporated by reference therein (other than any violation of or conflict with any financial tests and financial covenants set forth in such agreements as to which we express no opinion), or (iii) to our knowledge contravene any court or administrative judgments, orders or decrees of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company.

10.         No approval, authorization, consent or order of or filing with any governmental or regulatory body, agency, self-regulatory organization, other non-governmental regulatory authority, or the stockholders of the Company, is required in connection with the issuance and sale of the Securities, the Agent Warrants or the Agent Warrant Shares or the consummation by the Company of the transactions contemplated by the Placement Agency Agreement or the Purchase Agreement, except such as have been obtained or made and such as may be required under the Act, the rules of the NASDAQ Capital Market, FINRA, or state securities or Blue Sky laws.

Placement Agency Agreement	3	Exhibit D

11.         To our knowledge, the statements relating to legal matters, documents or proceedings included in the Preliminary Prospectus, the Time of Sale Prospectus and the Prospectus, as well as in the Registration Statement, in each case, insofar as such statements constitute a summary of documents or proceedings referred to therein or matters of law, fairly summarize in all material respects the information responsive to those captions with respect to such matters, documents or proceedings.

12.         The Registration Statement has been declared effective by the Commission. We have reviewed the portion of the Commission website which identifies stop orders issued by the Commission and there is no indication that a stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings for that purpose have been instituted or overtly threatened by the Commission. Any required filing of the Prospectus Supplement, or any other amendment or supplement to the Base Prospectus, pursuant to Rule 424(b) under the Securities Act, has been made in the manner and within the time period required by Rule 424(b).

13.         To our knowledge, there are no legal or governmental proceedings pending or overtly threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described, or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

14.         The Company is not, and after giving effect to thesale of the Public Shares and Private Preferred Shares and shares issuable upon exercise of the Agent Warrants, Public Preferred Shares, Private Preferred Shares, and Warrants, and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

15.         Each of the following documents appeared on their face as of its filing date, to be appropriately responsive as to form, in all material respects, to the Exchange Act and the applicable rules and regulations of the Commission thereunder: (i) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived from the financial statements or schedules contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion or belief); (ii) each of the Registration Statement, the Time of Sale Prospectus and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived from the financial statements or schedules contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion or belief).

Placement Agency Agreement	4	Exhibit D

16.         To our knowledge, no one of the following documents contained any untrue statement of a material fact or failed to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading at the times identified: (i) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which we need not express any belief) at the time that same became effective for purposes of Section 11 of the Securities Act (as such section relates to the Placement Agent); and (ii) the Time of Sale Prospectus and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which we need not express any belief) as of the Time of Sale and as of its date (respectively) or, as to the Prospectus only as amended or supplemented, if applicable, as of the Closing Date.

Placement Agency Agreement	5	Exhibit D